Exhibit 99.1

Company Presentation September 2008

Disclaimer Except for historical information contained herein, the statements in this presentation regarding the Company's business, strategy, portfolio management and results of operations are forward-looking statements that are dependent upon certain risks and uncertainties, including those related to, the availability of desirable loan and investment opportunities, the amount of available capital, the ability to obtain and maintain targeted levels of leverage, the level and volatility of interest rates and credit spreads and conditions in the property and financial markets. Those and other risks and uncertainties are described in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K (Item 1 - Business). We disclaim any duty or obligation to update the information contained herein. The information contained herein is for your convenience and general information only and nothing herein constitutes investment advice or an offer to sell or a solicitation of an offer to buy any security.

I. Overview II. Investment Strategy III. Financial Information TABLE OF CONTENTS

Overview

Capital Trust Publicly traded (NYSE: "CT") finance and investment management company specializing in loans and securities backed by commercial real estate assets Founded by Sam Zell and John Klopp in 1997 Originated over $10.5 billion of investments since inception Unique business model Balance sheet investor Investment manager Fully integrated internal management structure Senior management averaging 20+ years of experience Expandable platform OVERVIEW I - 1

OVERVIEW I - 2 CT Investment Management Co., LLC (TRS) 100% CT Mezzanine Partners III, Inc. Unique Business Model Balance Sheet Net Interest Margin Investment Management Fee Income + Capital Trust, Inc. (NYSE: "CT") (Management Contracts) Investment Manager CDO Collateral Manager Special Servicer CT Large Loan 2006, Inc. CT High Grade MezzanineSM CTX Fund I, L.P. CT Opportunity Partners I, LP CT High Grade Partners II, LLC $2.4 billion assets under management

Board of Directors Sam Zell Thomas Dobrowski Martin Edelman Craig Hatkoff Edward Hyman John Klopp Henry Nassau Joshua Polan Lynne Sagalyn OVERVIEW I - 3 Seasoned Management Team Capital Markets CEO, John Klopp CFO, Geoffrey Jervis COO, Stephen Plavin Finance/Accounting Administration CRE Investing & Lending CRE Underwriting & Asset Mgt CCO, Thomas Ruffing PRN Capital Healthcare Lending 11 Employees 21 Employees (including 15 analysts in India) 11 Employees 11 Employees 3 Employees

OVERVIEW I - 4 Business Strategy Originate accretive assets for the balance sheet Continue to grow investment management business through the sponsorship of additional vehicles Create the most efficient and stable capital structure through a diversity of financial instruments and providers Expand our franchise Incubate and/or acquire complementary balance sheet and investment management businesses Near Term: Exploit opportunities created by recent market turmoil

Investment Strategy

INVESTMENT STRATEGY II - 1 Global Capital Markets 2006/1H 2007 represented the height of the leverage boom Current liquidity crisis and credit crunch reflects a systemic de-leveraging and re- pricing of risk Ultimate economic impact still playing out Source: JPMorgan High Grade Domestic Bond Index and JPMorgan High Yield Domestic Bond Index

INVESTMENT STRATEGY II - 2 Debt Market Impact Structured finance meltdown and the deteriorating economic environment have created uncertainty and illiquidity across all debt markets Impact of the dislocation has been acute on the securitized commercial real estate sector Source: JPMorgan, Commercial Mortgage Alert Conduit CMBS Spreads Low ' 07 High ' 08 Current Sr. AAA (10 Yr.) 22 310 280 Conduit CMBS Spreads Low ' 07 High ' 08 Current Sr. AAA (10 Yr.) 22 310 295

INVESTMENT STRATEGY II - 3 Source: JPMorgan, Markit Partners

CMBS cash buyers have stepped back Spread volatility Credit concerns Structured product taint Confidence in ratings Leveraged investors have disappeared SIVs, CDOs and CP Conduits Repo availability Securitized lenders have withdrawn Pricing Other balance sheet pressures Portfolio lenders cannot fill the void Scale Flexibility INVESTMENT STRATEGY II - 4

INVESTMENT STRATEGY II - 5 Market Capacity Securitized lenders originated +/-50% of all CRE debt in 2006/H1 2007 Portfolio lenders (banks, insurance companies and some pension funds) represent the only active lenders in today's market Current lending universe has insufficient capacity to address financing demand Source: JPMorgan; Includes only securitized commercial mortgage loans and excludes defeased loans (1) Initial maturity date.

The Landscape Today Dealer inventory backlogs/forced liquidations by leveraged investors Investor uncertainty + lack of financing = markets have not cleared CMBS and loan spreads remain wide despite recent volatility However, not all collateral has been created equally Tomorrow Delinquencies and defaults will begin to rise Lower advance rates and wider spreads will pressure refinancing (even for good properties/sponsors) INVESTMENT STRATEGY II - 6 While the pendulum has swung, asset selection and underwriting will be the keys to success going forward

Market Opportunity Result = lenders back in the driver's seat: More conservative valuations Lower advance rates Tighter loan structures Better pricing Current market provides credit driven investors with the opportunity to generate attractive risk adjusted returns at all parts of the real estate capital structure INVESTMENT STRATEGY II - 7

INVESTMENT STRATEGY CT Platform Fully integrated platform uniquely qualified to take advantage of today's market opportunities: Broad origination/sourcing network Disciplined underwriting culture and process Deep experience with all financial products Capital access and structuring expertise: Equity Sources Debt Sources Public/Private Synergy II - 8

Asset Management Asset Manager for all investments since inception Directly manage all non securities related investments Approved Special Servicer (Fitch, S&P, Moody's) to directly control loan workouts for B Notes and first loss CMBS Experienced CDO collateral manager Proprietary technology platform Over $10 billion of workout experience (Victor Capital) INVESTMENT STRATEGY II - 9

II - 10 INVESTMENT STRATEGY Risk Management Principles Create diversified portfolios Asset category, property type and geographic market Prudently employ leverage Enhance returns Increase the size and diversity of the portfolios Manage a matched book Control asset/liability mix (index & duration) Use derivative instruments to hedge interest rate exposure Maintain the liquidity necessary to hold and protect investments

Financial Information

CT High Grade MezzanineSM (0.0% owned) (4.7% owned) Capital Trust, Inc. 6/30/08 Assets $3,139 Liabilities $2,659 Equity $481 CT Investment Management Co., LLC (TRS) (100% owned) (Management Contracts) III - 1 Net Interest Margin Base and Incentive Management Fees FINANCIAL INFORMATION ($ millions) (0.0% owned) CT Large Loan 2006, Inc. CT Mezzanine Partners III, Inc. Notes: (1) Asset level pari passu participations with Capital Trust, Inc. Capital Trust, Inc.'s co-investment ($25 million) percentage is based upon total equity commitments of $540 million as of 7/15/08. (1) CTX Fund I, L.P. (0.01% owned) (1) CT Opportunity Partners I, L.P. (4.6% owned) (2) CT High Grade Partners II, LLC (0.0% owned)

FINANCIAL INFORMATION Assets ($000s) Assets Cash Loans CMBS Equity Investments Other Total Assets Liabilities Secured Debt CDO Debt Credit Facility Junior Sub. Debentures Participations Sold Interest Rate Hedges (Swaps) Other Total Liabilities Common Equity 6/30/08 $109,907 2,126,965 861,792 974 39,577 $3,139,215 $800,742 1,170,573 100,000 128,875 410,109 17,002 31,220 $2,658,521 $480,694 CMBS Issues/Bonds: 58/79 Face Value: $899,657 Variable/Fixed: 20% / 80% GAAP Yield: 6.91% WAL: 6.1 years "Average" Rating: BB Equity Investments $Value Fund III $983 CTOPI (46) Capitalized Costs 37 Total $974 Loans # of Loans: 80 Face: $2,184,354 Variable/Fixed: 92% / 8% GAAP Yield: 5.69% WAL: 3.7 years WALTV: 67% NOI Yield: 10% Notes: GAAP Yield multiplied by book balance equates to GAAP income for the asset. Appraised value received at origination. (1) (1) (2) III - 2

III - 3 FINANCIAL INFORMATION Loan Portfolio Breakdown Notes: Capital Trust loan portfolio as of 6/30/08.

III - 4 FINANCIAL INFORMATION CMBS Portfolio Breakdown Notes: Capital Trust CMBS portfolio as of 6/30/08. Property Type Office 22% Multi-Family 17% Hotel 19% Retail 26% Industrial 4% Other 8% Healthcare 4% Rating AA 3.2% B 6.6% CC 0.5% CCC 0.6% BB 13.1% D 5.4% NR 4.3% AAA 14.5% A 21.4% BBB 30.4% 70% Investment Grade 81% pre-2006

FINANCIAL INFORMATION

- **Liabilities and Equity** ($000s)

	6/30/08
Assets	
Cash	$109,907
Loans	2,126,965
CMBS	861,792
Equity Investments	974
Other	39,577
Total Assets	**$3,139,215**
Liabilities	
Secured Debt	$800,742
CDO Debt	1,170,573
Credit Facility	100,000
Junior Sub. Debentures	128,875
Participations Sold	410,109
Interest Rate Hedges (Swaps)	17,002
Other	31,220
Total Liabilities	**$2,658,521**
Common Equity	**$480,694**

Secured Debt
- $1.5 billion of credit facilities
- Multiple providers (Morgan Stanley, Goldman Sachs, JPMorgan, Lehman Brothers, Citigroup)
- Coupon: LIBOR + 55 bps to LIBOR + 200 bps
- GAAP Cost of Funds: 3.74%

Collateralized Debt Obligations
- Investment grade CDO Notes sold
- Non-recourse, non-mark-to-market, term and index-matched
- CDO I & II: weighted average coupon of L+0.55%, all-in cost L+0.84%
- CDO III & IV: cash cost 3.92%, all-in cost 4.04%
- GAAP Cost of Funds: 3.72%

Senior Unsecured Credit Facility
- $100 million revolving credit facility
- Cash cost: L+1.75%, all-in cost L+2.03%

Trust Preferred Securities
- $129 million of trust preferred securities sold
- CT Preferred Trust I: 30 yr. term redeemable at par on or after April 2011 - all-in cost fixed at 7.45% to April 2016, L+2.65% thereafter
- CT Preferred Trust II: 30 yr. term redeemable at par on or after April 2012 - all-in cost fixed at 7.14% to April 2017, L+2.25% thereafter
- GAAP Cost of Funds: 7.30%

Common Equity
- 22.3 million shares outstanding(1)
- Book value per share: $21.58
- 13% owned by officers & directors

Notes:
(1) Includes in-the-money options as of 6/30/08

CAPITALTRUST

III - 5

CT Investment Management Co., LLC (TRS) III - 6 FINANCIAL INFORMATION Investment Management: $2.4 billion of assets under management ($ millions) CT Mezzanine Partners III, Inc. 6/30/08 Assets $49 Liabilities $32 Equity $16 Inv. period expired $1.2B of investments 1.42% mgmt. fee per annum 18.5% of profits after 10% pref. return and 100% return of capital (62.5%/37.5%, CT/Citi) (CT: 4.7%) CT Large Loan 2006, Inc. 6/30/08 Assets $249 Liabilities $196 Equity $54 Inv. period expired $325MM of equity commitments 0.75% mgmt. fee per annum on total assets at 1:1 leverage (CT: 0.0%) (1) CT High Grade MezzanineSM 6/30/08 Assets $305 Liabilities --- Equity $305 (CT: 0.0%) Currently investing $350MM of equity commitments 0.25% mgmt. fee per annum on total assets (Management Contracts) (CT: 0.01%) Inv. period expired $10MM of equity commitments CDO collateral management and incentive fees CTX Fund I, L.P. 6/30/08 Assets $500 Liabilities --- Equity $8 (2) (1) CT Opportunity Partners I, L.P. 6/30/08 Assets $217 Liabilities 217 Equity --- (CT: 4.6%) (3) Currently investing $540MM of equity commitments 1.60% mgmt. fee per annum 17.7% of profits after 9% pref. return and 100% return of capital Notes: (1) Asset level pari passu participations with Capital Trust, Inc. (2) Represents the total notional cash exposure to CTX CDO I collateral. (3) Capital Trust, Inc.'s co-investment ($25 million) percentage is based upon total equity commitments of $540 million as of 7/15/08. CT High Grade Partners II, LLC 6/30/08 Assets N/A Liabilities N/A Equity N/A Currently investing $667MM of equity commitments 0.5% mgmt. fee per annum on total assets (CT: 0.0%)

Portfolio Net Interest Margin Interest Income Interest Expense Net Interest Margin Other Revenue Management & Advisory Fees Incentive Management Fees Other Subtotal Other Expenses G&A D&A Subtotal Gain on extinguishment of debt (Provision)/Recovery of losses on impairment Income/(Loss) from Equity Investments Income Taxes Net Income Net Income per share (diluted) Dividends per share 3/31/08 $56,554 (37,944 18,610 2,197 - 366 2,563 6,901 105 7,006 - - 7 (599 $14,773 $0.82 $0.80 6/30/08 $49,030 (32,799 16,231 4,154 - 1,056 5,210 6,208 22 6,230 6,000 (56,000 69 98 $(34,818 $(1.59 $0.80 Income Statement ($000s) FINANCIAL INFORMATION III - 7 3 Months Ended ) 3 Months Ended ) ) ) ) )

FINANCIAL INFORMATION III - 8 Conclusion Best in class management team Fully aligned Internally managed Significant insider ownership Unparalleled track record Unique business model: Balance sheet investments - net interest margin Assets under management - base and incentive management fees Expandable platform: Other real estate strategies Specialty finance/structured products